Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

15. FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value on a recurring basis in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy levels established by FASB give the highest priority to quoted prices in active markets and the lowest priority to unobservable data. Fair value measurements are disclosed by level within the following fair value hierarchy:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The Company’s financial instruments consist principally of cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, derivative instruments, accounts payable and secured borrowings. Fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing and able parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor.

The fair value of the Company’s cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, and accounts payable approximate their carrying value. (The fair values of cash, restricted cash and cash equivalents are a Level 1 hierarchy. The fair values of accounts receivable and accounts payable are Level 2 hierarchy.) Where available, the fair value of the Company’s notes payable and debt facilities are based on observable market prices or parameters or derived from such prices or parameters (Level 2). Where observable prices or inputs are not available, valuation models are applied, using the net present value of cash flow streams over the term using estimated market rates for similar instruments and remaining terms (Level 3). These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company determines the fair value of its derivative instruments using a discounted cash flow model which incorporates an assessment of the risk of non-performance by the swap counterparty and an evaluation of Fly’s credit risk in valuing derivative liabilities. The valuation model uses various inputs including contractual terms, interest rate curves, credit spreads and measures of volatility.

The Company also measures the fair value for certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include Fly’s investments in unconsolidated affiliates and flight equipment held for operating leases. Fly accounts for its investments in unconsolidated affiliates under the equity method and records impairment when its fair value is less than its carrying value (Level 3). No impairment was recorded by the Company in regards its investments in unconsolidated affiliates during the years ended December 31, 2012 and 2011.

The Company records flight equipment at fair value when the carrying value may not be recoverable. Such fair value measurements are based on management’s best estimates and judgment, and uses Level 3 inputs which include assumptions as to future cash proceeds from the leasing and eventual disposition of the aircraft. For the year ended December 31, 2012, the Company wrote down three aircraft to their net realizable value and recognized a charge of $11.4 million. For the year ended December 31, 2011, the Company wrote down two aircraft to their net realizable value and recognized a charge of $7.5 million.

The carrying amounts and fair values of the Company’s financial instruments are as follows:

	December 31, 2012		December 31, 2011
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(Dollars in thousands)
Notes payable	$639,281	$587,795	$599,805	$491,468
Aircraft Acquisition Facility	—	—	425,931	414,300
Nord LB Facility	490,717	490,717	569,909	569,909
BOS Facility	268,625	266,794	479,561	479,561
Term Loan	377,646	397,864	—	—
Other aircraft secured debt	276,143	275,122	216,395	216,395
Other secured debt	—	—	34,509	34,509
Derivative asset	319	319	4,023	4,023
Derivative liabilities	48,967	48,967	98,487	98,487

As of December 31, 2012 and 2011, the categorized asset and liabilities measured at fair value on a recurring basis, based upon the lowest level of significant inputs to the valuations are as follows:

	Level 1	Level 2	Level 3	Total
	(Dollars in thousands)
December 31, 2012:
Derivative asset	—	319	—	319
Derivative liabilities	—	48,967	—	48,967
December 31, 2011:
Derivative asset	—	4,023	—	4,023
Derivative liabilities	—	98,487	—	98,487